UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2021

IGNYTE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39951	85-2448157
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

640 Fifth Avenue, 4th Floor
New York, NY 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 409-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange on
Title of each class	Symbol(s)	which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	IGNYU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	IGNY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	IGNYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 27, 2021, the Registration Statement on Form S-1 (SEC File No. 333-252011) (the “Registration Statement”) relating to the initial public offering of units of Ignyte Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On January 27, 2021, the Company entered into various agreements filed as exhibits to the Registration Statement. The material terms of such agreements are fully described in the Company’s final prospectus, dated January 27, 2021 as filed with the SEC on January 28, 2021. This Current Report on Form 8-K is being filed solely to file such executed agreements.

A copy of the press release issued by the Company announcing the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2021, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
1.1	Underwriting Agreement between Ignyte Acquisition Corp. and EarlyBirdCapital, Inc., as representative of the underwriters.
1.2	Business Combination Marketing Agreement between Ignyte Acquisition Corp. and EarlyBirdCapital, Inc.
3.1	Amended and Restated Certificate of Incorporation of Ignyte Acquisition Corp.
4.1	Warrant Agreement between Ignyte Acquisition Corp. and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement between Ignyte Acquisition Corp. and Continental Stock Transfer & Trust Company.
10.2	Registration Rights Agreement between Ignyte Acquisition Corp. and certain security holders.
10.3	Stock Escrow Agreement between Ignyte Acquisition Corp., Ignyte Sponsor LLC, and Continental Stock Transfer & Trust Company.
10.4	Administrative Services Agreement between Ignyte Acquisition Corp. and Ignyte Sponsor LLC.
10.5	Form of Indemnification Agreement.
99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2021

IGNYTE ACQUISITION CORP.

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Co-Chief Executive Officer